SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 25, 2000

                       GE CAPITAL MORTGAGE SERVICES, INC.
                       ----------------------------------
                    (as Seller and Servicer under Pooling and
                   Servicing Agreements each providing for the
           issuance of a Series of Mortgage Pass-Through Certificates)

                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
              (formerly known as Travelers Mortgage Services, Inc.)
             (Exact name of registrant as specified in its charter)

                New Jersey            33-5042                21-0627285
                ----------            -------                ----------
             (State or Other        (Commission           (I.R.S. Employer
             Jurisdiction of        File Number)          Identification No.)
              Incorporation)

             Three Executive Campus
             Cherry Hill, New Jersey                        08002
             -----------------------                        -----
             (Address of Principal                       (Zip Code)
             Executive Offices)

                    Registrant's telephone number, including
                            area code (609) 661-6100

Item 5.  Other Events
-------  ------------

     On May 25, 2000 GE Capital Mortgage Services, Inc. ("GECMSI") passed through to Certificateholders of Mortgage Pass-Through Certificates principal and interest payments as required for the various Series of Mortgage Pass-Through Certificates listed below and as detailed in Item 7, Financial Statements, Pro Forma Financial Information and Exhibits, of this Report.

Series                           Distribution on Series
------                           ----------------------

Series  2000-01                            $4,287,278.12
                                           -------------
Series  2000-02                            $2,048,701.04
                                           -------------
Series  2000-03                            $2,263,623.16
                                           -------------
Series  2000-04                            $6,233,899.52
                                           -------------
Series  2000-05                            $2,150,551.76
                                           -------------

                                          $16,984,053.60

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

     Attached as Exhibits to Item 7 are the "Servicer's Certificate" and the "Distribution Date Statement" filed as part of this Report.

Series                  Exhibit No.                     Description
------                  -----------                     -----------

Series 2000-01             99.01                  Servicer's Certificate
                           99.02                  Distribution Date Statment

Series 2000-02             99.03                  Servicer's Certificate
                           99.04                  Distribution Date Statment

Series 2000-03             99.05                  Servicer's Certificate
                           99.06                  Distribution Date Statment

Series 2000-04             99.07                  Servicer's Certificate
                           99.08                  Distribution Date Statment

Series 2000-05             99.09                  Servicer's Certificate
                           99.10                  Distribution Date Statment

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           GE CAPITAL MORTGAGE SERVICES, INC.
                           By:     /s/ David Hensley
                                 ----------------------------------
                           Name:   David Hensley
                           Title:  Vice President
                                   Investor and Operations Compliance

Dated as of :   May 25, 2000

                                 EXHIBIT INDEX

EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.01                      Series 2000-01 Servicer's Certificate

99.02                      Series 2000-01 Distribution Date Statement

99.03                      Series 2000-02 Servicer's Certificate

99.04                      Series 2000-02 Distribution Date Statement

99.05                      Series 2000-03 Servicer's Certificate

99.06                      Series 2000-03 Distribution Date Statement

99.07                      Series 2000-04 Servicer's Certificate

99.08                      Series 2000-04 Distribution Date Statement

99.09                      Series 2000-05 Servicer's Certificate

99.10                      Series 2000-05 Distribution Date Statement